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                                                                    Exhibit 99.1
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FOR IMMEDIATE RELEASE


Contact:
Analyst Contact:                                Media Contact:
David Lerch                                     Reid Walker
(703) 375-1245                                  (703) 375-1103
lerchd@psi.com                                  rwalker@psi.com
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             PSINet ANNOUNCES INTENT TO CONDUCT RULE 144A OFFERING

     Herndon, VA -- November 17, 1999 -- PSINet Inc. (NASDAQ: PSIX) today announced that it is pursuing a placement of debt securities in accordance with Securities and Exchange Commission Rule 144A. The debt securities will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from the registration requirements.

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